Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Sunshine Biopharma Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1.	Amount previously paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

SUNSHINE BIOPHARMA INC.

(a Colorado corporation)

Notice of Annual Shareholder Meeting

and

Proxy Statement

i

SUNSHINE BIOPHARMA INC.

333 Las Olas Way, CU4 Suite 433

Fort Lauderdale, FL 33301

November 12, 2026

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend our 2026 Annual Meeting of Stockholders on December 29, 2026, at 10:00 a.m., Eastern Time, which shall be held online. During the meeting we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

We are furnishing proxy materials to some of our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials instead of mailing or emailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

I look forward to your participation at the meeting.

Yours truly,

Dr. Steve N. Slilaty
Chairperson of the Board of Directors

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SUNSHINE BIOPHARMA INC.

333 Las Olas Way, CU4 Suite 433

Fort Lauderdale, FL 33301

NOTICE OF THE 2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, DECEMBER 29, 2026

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held Tuesday, December 29, 2026

The Notice of the 2026 Annual Meeting, Proxy Statement and our Annual Report on Form 10-K

are available at www.sunshinebiopharma.com

To the Shareholders of SUNSHINE BIOPHARMA INC.:

Pursuant to the Company’s Bylaws, please take notice that the 2026 Annual Meeting of Shareholders of Sunshine Biopharma Inc. will be held online on December 29, 2026, at 10:00 a.m., Eastern Time, to vote on the following matters:

1.	To elect five (5) persons to our Board of Directors, to hold such office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accountant for the year ending December 31, 2026;

3.	To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder to 7,000,000; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

It is important that your share ownership be represented. Please vote using the procedures described on the Notice of Internet Availability of Proxy Materials which include a proxy card. Your vote will mean that you are represented at the Annual Meeting. Returning the proxy does not deprive you of your right to change your vote if you so desire.

November 4, 2026 has been fixed as the Record Date of the shareholders entitled to vote at the meeting and only holders of shares of our voting securities of record at the close of business on that day will be entitled to vote.

All shareholders are cordially invited to attend the meeting online. There will not be a physical meeting to attend.

To participate in the Annual Meeting you will need to review the information included on your Notice on your proxy card or on the instructions that accompanied your proxy materials. Please note that you will need your 16-digit control number included on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

By Order of the Board of Directors

Dr. Steve N. Slilaty Chairperson of the Board of Directors

Dated: November 12, 2026

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Sunshine Biopharma Inc.

PROXY STATEMENT SUMMARY

FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

To Be Held Tuesday, December 29, 2026

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of Sunshine Biopharma Inc. (“we,” “us,” “our” or the “Company”), to be used in connection with Company’s Annual Meeting of Shareholders (the “Meeting” or “Annual Meeting”) to be held on December 29, 2026, at 10:00 a.m. Eastern Time virtually via the Internet and at any adjournments or postponements thereof.

The Meeting will be held as a virtual meeting by webcast. You are entitled to participate in the Meeting only if you were a holder of the Company’s common stock as of the close of business on the Record Date.

You will be able to attend the meeting online. As an online attendee you may submit your questions during the meeting by visiting https://materials.proxyvote.com/867781. You also will be able to vote your shares online by attending the meeting virtually by webcast by visiting https://www.virtualshareholdermeeting.com/SBFM2026.

To participate in the meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Please note you will need your 16-digit control number included on your proxy card.

The online meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to attend by accessing the meeting prior to the start time leaving ample time for check-in. Please follow the registration instructions as outlined in this proxy statement.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Meeting?

1.	To elect five (5) persons to our Board of Directors, to hold such office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accountant for the year ending December 31, 2026;

3.	To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder to 7,000,000 (the “2023 Plan Amendment Proposal”); and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Only stockholders of record at the close of business on November 4, 2026, the record date for the meeting, will be entitled to vote at the annual meeting. There were 823,772 shares of our common stock and 130,000 shares of Series B Preferred Stock outstanding on the Record Date. Each share of Series B Preferred Stock (all of which are held by our chief executive officer) is entitled to 1,000 votes.

Stockholder of Record: Shares Registered in Your Name

If on November 4, 2026, your shares of Sunshine Biopharma Inc. common stock were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote by proxy. Whether or not you plan to attend the meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 4, 2026, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner you have the right to direct your broker or other agent on how to vote the shares in your account.

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How do I vote?

You may vote by proxy in one of three ways:

(1) VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SBFM2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

(2) VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

(3) VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by proxy the individuals named on the proxy card (your “proxy”) will vote your shares in the manner you have indicated. If you grant a proxy without indicating your instructions, your shares will be voted for the approval of all of the Proposals.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

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By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Dr. Steve N. Slilaty, our Chief Executive Officer as your proxy. He may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote your shares according to the instructions you provide on your proxy card.

Other than the Proposals included below we do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing at that you are changing or revoking your proxy.

All signed proxies that have not been revoked will be voted at the Meeting. If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes one-third of the outstanding shares of our common stock entitled to be cast at the Meeting, present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting. If a quorum is not present at the Meeting, the Chairperson of the Meeting or the stockholders present or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

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What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2027 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;
•	withhold votes as to all nominees; or
•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee. Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What vote is required to approve each Proposal?

•	Proposal No. l – Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

•	Proposal No. 2 – Ratification of Auditors. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of M&K CPAS, PLLC as independent auditors for the year ending December 31, 2026.

•	Proposal No. 3 – 2023 Plan Amendment Proposal. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for approval of the 2023 Plan Amendment Proposal.

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What are my voting choices when voting on the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm?

When voting on the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;
•	vote against the ratification; or
•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of M&K CPAS, PLLC. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of M&K CPAS, PLLC.

What are my voting choices when voting on the 2023 Plan Amendment Proposal?

When voting on the 2023 Plan Amendment Proposal, you may:

•	vote in favor of the proposal;
•	vote against the proposal; or
•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the 2023 Plan Amendment Proposal. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the 2023 Plan Amendment Proposal.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the ratification of M&K CPAS, PLLC, “FOR” the 2023 Plan Amendment Proposal and in their discretion on any other matters that may properly come before the Meeting.

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Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of common stock are registered directly in your name with our transfer agent (Equiniti Trust Company), your shares of common stock will not be voted.

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of common stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to ratify M&K CPAS, PLLC as independent auditors for the fiscal year ending December 31, 2026. The ratification of our independent registered public accounting firm is a “routine matter” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes. At the end of the Meeting our representatives will answer questions from stockholders.

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PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of common stock and Series B Preferred Stock as of November 4, 2026, by (i) each of our directors, (ii) each of our executive officers, (iii) all of our directors and executive officers as a group, and (iv) any person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by us to beneficially own more than 5% of our common stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. The percentages listed are based upon 823,772 shares of common stock and 130,000 shares of Series B Preferred Stock issued and outstanding as of November 4, 2026. Each share of Series B Preferred Stock entitles the holder to 1,000 votes.

Title of Class	Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Common Series B Preferred	Dr. Steve N. Slilaty	6 Common 130,000 Series B Preferred	* Common 100% Series B Preferred
Common	Camille Sebaaly	6	*
Common	Dr. Andrew Keller	0	*
Common	David Natan	3,415	*
Common	Dr. Rabi Kiderchah	1	*
Common	Michel Roy	1	*
Common Series B Preferred	All officers and directors as a group (7 persons)	3,429 Common 130,000 Series B Preferred	* Common 100% Series B Preferred
Common Stock	Intracoastal Capital LLC (1)	91,427	9.99%
Common Stock	CVI Investments, Inc. (2)	79,413	9.3%
Common Stock	BJI Financial Group(3)	45,945	5.6%

*	Less than 1%.
(1)	Based on Schedule 13G/A filed with the SEC on August 13, 2026. Represents shares of common stock issuable upon exercise of warrants (the “Intracoastal Warrants”) held by Intracoastal Capital LLC (“Intracoastal”), and all such shares represent beneficial ownership of approximately 9.99% of the common stock, based on (a) 823,772 shares of common stock outstanding, plus (b) 91,427 shares issuable upon exercise of the Intracoastal Warrants. Such shares may be deemed beneficially owned by Intracoastal, Mitchell P. Kopin and Daniel B. Asher. The foregoing excludes certain shares issuable upon exercise of warrants, which contain blocker provisions under which the holder thereof does not have the right to exercise such warrants to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder's affiliates, and any other persons acting as a group together with the holder or any of the holder's affiliates, of more than 4.99% or 9.99%, as applicable, of the common stock. The address of the stockholder is 245 Palm Trail, Delray Beach, Florida 33483.
(2)	Based on Schedule 13G filed with the SEC on October 13, 2026 by CVI Investments, Inc. (“CVI”) and Heights Capital Management, Inc. (“HCM”). The address of CVI is P.O. Box 309GT Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands. The address of HCM is 101 California Street, Suite 3250, San Francisco, CA 94111. HCM is the investment manager to CVI and as such may exercise voting and dispositive power over the shares reported as beneficially owned by CVI herein. The number of shares reported as beneficially owned consists of (i) 45,455 shares, and (ii) shares issuable upon the exercise of warrants to purchase shares. The warrants are not exercisable to the extent that the total number of shares then beneficially owned by a reporting person and its affiliates and any other persons whose beneficial ownership of shares would be aggregated with such reporting person for purposes of Section 13(d) of the Exchange Act, would exceed 9.99%. HCM, which serves as the investment manager to CVI, may be deemed to be the beneficial owner of all shares owned by CVI. Each of such reporting persons disclaims any beneficial ownership of any such shares, except for their pecuniary interest therein.
(3)	Based on Schedule 13G filed with the SEC on October 14, 2026. The address of the shareholder is 111 Sandalwood Drive, Marlboro, NJ 07746.

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BOARD OF DIRECTORS AND COMMITTEES

The primary responsibility of the Board is to foster the long-term success of the Company consistent with its fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances. The directors are regularly kept informed about our business at meetings of the Board and its Committees and through supplemental reports and communications. The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

In 2025, the Board met twice and took action by unanimous consent 10 times. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting.

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Dr. Steve N. Slilaty, Chairperson of the Board of Directors

Sunshine Biopharma Inc.

333 Las Olas Way, CU4 Suite 433

Fort Lauderdale, FL 33301

The Board has established various Committees of the Board to assist it with the performance of its responsibilities. These Committees and their members are listed below. The Board designates the members of these Committees and the Committee Chairs based on the recommendation of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these Committees which can be found at the investor relations section of the Company’s website at http://sunshinebiopharma.com.

Audit Committee

Our Board has established an Audit Committee, which is composed of three independent directors, Mr. David Natan (Chairperson), Dr. Andrew Keller, and Dr. Rabi Kiderchah. Mr. Natan is our audit committee financial expert. During 2025, the audit committee did not meet separately. The Committee’s primary duties are to:

•	review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•	oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

Our Audit Committee charter also mandates that our Audit Committee approve all audit and permissible non-audit services conducted by our independent registered public accounting firm. The Audit Committee was established in 2022.

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Audit Committee Report

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under the standards of the PCAOB, including Auditing Standard 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2025, be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

The Audit Committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2026, for ratification by stockholders at the Company’s Annual Meeting.

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange

Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933,

as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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Compensation Committee

Our Board has established a Compensation Committee, which is composed of three independent directors (as defined under the general independence standards of the Nasdaq listing standards and our Corporate Governance Guidelines). Dr. Rabi Kiderchah (Chairperson) is a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code). Mr. David Natan and Dr. Andrew Keller serve as the other members of this committee and meet similar requirements as noted herein. During 2025, the Compensation Committee did not meet separately. The Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the full Board of Directors with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, although it may delegate its authority to a subcommittee.

The Compensation Committee was established in 2022.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Dr. Andrew Keller (Chairperson) and Mr. David Natan and Dr. Rabi Kiderchah. During 2025, the Nominating and Corporate Governance Committee did not meet separately. The Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and its Committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee was established in 2022.

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CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. Our Code of Business Conduct and Ethics reflects the foregoing principles. Our Code of Business Conduct and Ethics is available on our website (https://sunshinebiopharma.com/).

No Family Relationships

There is no family relationship between any director and executive officer or among any directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the SEC or the CFTC to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Board Diversity

Our Board seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy concerning diversity and inclusion. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is responsible for the selection of the Chairman of the Board and the Chief Executive Officer. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently our Chief Executive Officer acts as Chairman. Our Board believes that Dr. Steve N. Slilaty, our Chief Executive Officer, is best suited to act as Chairman of the Board because he is the director most familiar with the Company’s business and industry and is therefore best able to identify the strategic priorities to be discussed by the Board.

Our management is responsible for risk management on a day-to-day basis. The role of our Board and its committees includes overseeing the risk management activities of management.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by directors, senior management, and employees. A copy of the Insider Trading Policy has been filed as an exhibit to the 2024 10-K and is available on our website at www.sunshinebiopharma.com.

Policies and Practices Related to the Grant of Certain Equity Awards

We have not adopted any policies and practices on the timing of awards of options in relation to the disclosure of material nonpublic information by the Company.

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MANAGEMENT PROPOSALS

Proposal No. 1 – Election of Directors

Our Bylaws provide for the election of directors at the Annual Meeting of shareholders. Each director serves until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected.

The size of the Board of Directors will remain as previously set at five directors. Therefore, the five directors receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. Information with respect to the nominees proposed for election is set forth below.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless shareholders specify otherwise in their proxies. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election. All of the nominees, except Andre Sokhn, are currently directors of the Company. Dr. Andrew Keller, a current director of the Company, will not be up for reelection at the Meeting. Dr. Keller’s biographical information is set forth below.

Dr. Andrew M. Keller, 73, has served as a director since February 10, 2022. Dr. Keller is a board-certified adult cardiologist, practicing from 1985 until he retired from medicine in 2019. From 2016 through November 2019, Dr. Keller was the Chief Medical Officer at the Western Connecticut Medical Group, Bethel CT, a multispecialty health organization. He was employed by this group beginning in 1989, and in 2003 became Chief – Section of Cardiovascular Diseases. Dr. Keller was an Associate Professor of Medicine at Columbia University from 1985 through 2024. In 2024 Dr. Keller obtained his Juris Doctor degree, graduating Summa Cum Laude from Quinnipiac University College of Law. Dr. Keller is admitted in Connecticut, Massachusetts, and the Federal District of Connecticut. He is currently in private practice representing families with disabled children who require direct and related services denied by their Districts. Dr. Keller received his Doctor of Medicine degree in 1979 from The Ohio State University and a Bachelor of Arts degree in Physics, Magna Cum Laude from Ithaca College in 1975.

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Nominees for Directors

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Age	Position(s)

Dr. Steve N. Slilaty	74	President, Chief Executive Officer and Chairman

Camille Sebaaly	65	Chief Financial Officer and Director

Dr. Rabi Kiderchah	53	Independent Director

Mr. David Natan	73	Independent Director

Mr. Andre Sokhn	52	--

Each of the above persons, if elected, will serve as directors until the Annual Meeting of Stockholders to be held in 2027 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

All nominees have consented to be named and have agreed to serve if elected. Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.

Dr. Steve N. Slilaty was appointed as our chief executive officer and chairman of our board of directors on October 15, 2009. Dr. Slilaty is an accomplished scientist and business executive. His scientific publications are widely cited. Sunshine Biopharma is the third in a line of biotechnology companies that Dr. Slilaty founded and managed. The first, Quantum Biotechnologies Inc. later known as Qbiogene Inc., was founded in 1991 and is now a member of a family of companies owned by MP Biomedicals, one of the largest international suppliers of biotechnology research products. The second company which Dr. Slilaty founded, Genomics One Corporation, conducted an initial public offering of its capital stock in 1999 and, on the basis of its ownership of Dr. Slilaty’s patented TrueBlue Technology®, Genomics One became one of the participants in the Human Genome Project and reached a market capitalization of $1 billion in 2000. Formerly, Dr. Slilaty was a research team leader at the Biotechnology Research Institute (Montreal), a division of the National Research Council of Canada. Dr. Slilaty is one of the pioneers of Gene Therapy having developed the first gene delivery system applicable to humans in 1983 [Science 220: 725-727 (1983)]. Dr. Slilaty's other distinguished scientific career accomplishments was the discovery of a new class of enzymes, the S24 Family of Proteases (IUBMB Enzyme: EC 3.4.21.88) [Proc. Natl. Acad. Sci. U.S.A. 84: 3987-3991 (1987)]. In addition, Dr. Slilaty (i) developed the first site-directed mutagenesis system applicable to double-stranded DNA [Analyt. Biochem. 185: 194-200 (1990)], (ii) cloned the gene for the first yeast-lytic enzyme (lytic beta-1,3-glucanase) [J. Biol. Chem. 266: 1058-1063 (1991)], (iii) developed a new molecular strategy for increasing the rate of enzyme reactions [Protein Engineering 4: 919-922 (1991)], and (iv) constructed a powerful new cloning system for genomic sequencing (TrueBlue Technology®) [Gene 213: 83-91 (1998)]. In collaboration with Institut National des Sciences Appliquée (France), State University of New York at Binghamton (USA) and École Polytechnique, Université de Montréal (Canada), Dr. Slilaty designed and patented a novel anticancer compound capable of destroying multidrug resistant cancer cells in vitro [Anticancer Res. 32: 4423 (2012) and US Patents: 8,236,935 and 10,272,065]. Most recently, Dr. Slilaty collaborated with researchers in the Department of Pharmacology & Toxicology at the University of Arizona on the development of novel inhibitors of the coronavirus protease, PLpro [J. Med. Chem. 67: 13681-13702 (2024) & J. Med. Chem. 69: 8433-8450 (2026)]. These and other works of Dr. Slilaty are cited in research papers, editorials, review articles and textbooks. Dr. Slilaty is the author of 0ver 20 original research papers and 12 issued and pending patents. Dr. Slilaty received his Ph.D. degree in Molecular Biology from the University of Arizona in 1983 and Bachelor of Science degree in Genetics and Biochemistry from Cornell University in 1976. Dr. Slilaty has received post-doctoral research grants from the NIH and NSF and he is the recipient of the 1981 University of Arizona Foundation award for Meritorious Performance in Teaching. Dr. Slilaty’s scientific knowledge and experience qualifies him to serve on our board of directors.

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Mr. Camille Sebaaly has served as our chief financial officer and secretary since October 15, 2009 and as a director since December 2025.Since 2001, Mr. Sebaaly has been self-employed as a business consultant, primarily in the biotechnology and biopharmaceutical sectors. He held a number of senior executive positions in various areas including financial management, business development, project management and finance. As an executive and an entrepreneur, he combines expertise in strategic planning and finance with strong skills in business development and deal structure and negotiations. In addition, Mr. Sebaaly worked in operations, general management, investor relations, marketing and business development with emphasis on international business and marketing of advanced technologies including hydrogen generation and energy saving. In the area of marketing, Mr. Sebaaly has evaluated market demands and opportunities, created strategic marketing and business development plans, designed marketing communications and launched market penetration programs. Mr. Sebaaly graduated from State University of New York at Buffalo with an Electrical and Computer Engineering Degree in 1987. Mr. Sebaaly’s executive and entrepreneurial experience qualifies him to serve on our board of directors.

Dr. Rabi Kiderchah has served as a director since October 2021. Dr. Kiderchah is a licensed physician in Canada. From 2000 until August 2021, he was working at Argenteuil Hospital, Lachute, Quebec, Canada, as an emergency room physician. He has also worked as what is referred to in Canada as a “medecins depanneurs”, working in rural areas where there are not enough ER doctors. Since August 2011 he has worked at Rabi Kiderchah Medecin Inc. as a freelance physician in the Quebec, Canada area. He received a Bachelor of Science degree in 1994 and an MD degree in 1998 from the University of Montreal. Dr. Kiderchah’s medical knowledge and experience qualifies him to serve on our board of directors.

Mr. David Natan has served as a director since February 10, 2022. Mr. Natan has served as President and CEO of Natan & Associates, LLC, a consulting firm offering CFO services to public and private companies since 2007. From February 2010 to May 2020, Mr. Natan served as CEO of ForceField Energy, Inc. (OTCMKTS: FNRG), a company focused on LED lighting products. From February 2002 to November 2007, Mr. Natan served as CFO of PharmaNet Development Group, Inc., a drug development company, and, from June 1995 to February 2002, as CFO and VP of Global Technovations, Inc., a manufacturer and marketer of speaker components. Prior to that, Mr. Natan served in various roles with Deloitte & Touche LLP. In November 2023, Mr. Natan was appointed to the Board of Directors and Chair of the Audit Committee of FiEE Inc. (Nasdaq: FIEE), a provider of innovative internet access products. Mr. Natan holds a B.A. in Economics from Boston University. Mr. Natan’s financial and accounting knowledge and experience qualifies him to serve on our board of directors.

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Mr. Andre Sokhn is a senior healthcare executive with more than 25 years of experience building and leading medical technology, diagnostics and pharmaceutical businesses across Europe, the Middle East, Africa and Central Asia. At Medtronic, he was Business Head of the Spinal and Biologics Division, with P&L responsibility above $100 million across Eastern Europe, the Middle East, Central Asia and Africa. As Managing Director of Amico for Levant and North Africa, from September 2018 to December 2021, he ran 11 offices and 300 employees with revenue above $50 million. Most recently, as Regional Head, Africa at Abbott, from January 2022 to December 2025, he led a business of more than $25 million. He worked with ministries of health, the Global Fund, USAID and UNICEF to expand HIV, hepatitis and TB testing, and he launched TB LAM and HBsAg2 across his markets. Since January 2026, he has been an independent consultant, advising healthcare distributors and manufacturers on commercial strategy. Mr. Sokhn is a multidisciplinary professional with advanced academic qualifications across business administration, healthcare, rehabilitation sciences, public health, quality management, and optometry, combining commercial expertise with clinical and healthcare-sector knowledge. His research and publications cover biomaterials, spinal implants and musculoskeletal science. He is a multiple-time recipient of the President's Club Award. Mr. Sokhn’s pharmaceutical, management and sales knowledge qualifies him to serve on our board of directors.

Except for Mr. Sokhn, all of the nominees for director are directors presently. Our Nominating Committee did not receive any recommendations of director candidates from any stockholder or group of stockholders during 2025. We did not utilize any third-party search firms to assist in identifying potential director candidates during 2025. The Board, upon the recommendation of the Nominating Committee, has affirmatively determined that each of the following nominees for director is independent under Nasdaq rules: Mr. Natan, Mr. Sokhn and Dr. Kiderchah.

The Nominating Committee is responsible for reviewing with the Board the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs. Nominees for directorships are selected by the Nominating Committee and recommended to the Board in accordance with the policies and principles in its charter. The Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees. Stockholders wishing to suggest candidates to the Nominating Committee for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Nominating Committee. Our Bylaws set forth the procedures a stockholder must follow to nominate directors. These procedures are summarized in this Proxy Statement under the caption “Stockholder Proposals for 2027 Annual Meeting of Stockholders.”

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1

Our Board of Directors unanimously recommendS A VOTE FOR THE ELECTION
AS DIRECTORS OF THE NOMINEES LISTED ABOVE

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Proposal No. 2 – Ratification of M&K CPAS, PLLC as Our Independent Registered Public Accounting Firm

The Board of Directors has appointed M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2026. A representative of M&K CPAS, PLLC is not expected to be present at the Meeting.

Effective May 7, 2024, the Company retained Bush & Associates CPA LLC (“Bush & Associates”), as its independent registered public accounting firm. The decision to engage Bush & Associates as the Company’s independent registered public accounting firm was approved by the unanimous consent of the Company’s board of directors.

During the fiscal years ended December 31, 2023 and 2022, and in the subsequent interim period through May 7, 2024, the Company did not consult with Bush & Associates with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Effective September 24, 2025, the Company dismissed Bush & Associates as its independent registered public accounting firm and retained M&K CPAS, PLLC (“M&K”) as its independent auditor. The decision to dismiss Bush & Associates and retain M&K was approved by the unanimous consent of the Company’s board of directors and the Company’s audit committee.

During the Company’s fiscal years ended December 31, 2023 and 2024 and the subsequent interim period through September 24, 2025, there were (i) no disagreements with Bush & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Bush & Associates, would have caused Bush & Associates to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements, and (ii) no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Bush & Associates on the Company’s financial statements as of and for the years ended December 31, 2023 and 2024, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles

During the Company’s fiscal years ended December 31, 2023 and 2024 and in the subsequent interim period through September 24, 2025, , neither the Company nor anyone acting on its behalf consulted with M&K with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of M&K to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

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Fees Paid to Independent Registered Public Accounting Firms

The following table presents fees for professional services rendered by Bush & Associates and M&K during our fiscal years ended December 31, 2024 and 2025:

	December 31, 2024	December 31, 2025
Audit Fees – Bush & Associates	$339,000	$180,863
Audit Fees – M&K	–	119,909
Audit-related fees – Bush & Associates	–	–
Audit-related fees – M&K	–	–
Tax Fees – Bush & Associates	–	–
Tax Fees – M&K	–	–
All Other Fees	–	–
Total – Bush & Associates	$339,000	$180,863
Total – M&K	$–	$119,909

Audit Fees. Audit fees consist of amounts billed for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Forms 10-K for our fiscal years ended December 31, 2024 and 2025 and for reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q.

Audit-related Fees. Audit-related fees represent fees for assurance and related services performed that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees. Bush & Associates and M&K did not perform any tax compliance services for us during the years ended December 31, 2024 or 2025.

All Other Fees. Bush & Associates and M&K did not receive any other fees from us for the years ended December 31, 2024 or 2025.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 2

Our Board of Directors unanimously recommendS A VOTE FOR RATIFICATION OF M&K CPAS LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Proposal No. 3 –Amendment to 2023 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder to 7,000,000

On April 26, 2023, our Board of Directors approved the Sunshine Biopharma Inc. 2023 Equity Incentive Plan, (the “2023 Plan”), and stockholders approved the 2023 Plan at the Company’s 2023 annual shareholder meeting held on December 7, 2023.

Our Board has approved, subject to stockholder approval, an amendment to the 2023 Plan to increase the number of shares authorized for issuance thereunder to 7,000,000 shares of common stock (the “2023 Plan Amendment Proposal”). The proposed amendment to the 2023 Plan is attached hereto as Appendix A.

There are currently no shares available for issuance under the 2023 Plan. We believe that the amendment is appropriate to permit the grant of equity awards at expected levels for the future. Accordingly, it is the judgment of our Board that the amendment is in the best interest of the Company and its stockholders.

Equity Compensation Plan Information

The following table contains summary information as of December 31, 2025, concerning our 2023 Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	–	–	–

Equity compensation plans not approved by security holders	–	–	–

Summary of the 2023 Plan

The 2023 Plan will terminate on the tenth anniversary of the date of approval by the Board, unless earlier terminated by the Board. The purposes of the 2023 Plan are to (a) enable the Company to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

The maximum number of shares of common stock that may be issued under the 2023 Plan was increased to 3,415 shares (as adjusted for reverse splits) at the Company’s 2025 shareholders meeting held in December 2025. All of these shares were issued to one of the Company’s directors in April (500 shares) and August (2,915 shares) 2026.

The increase to 7,000,000 shares under the Company’s equity compensation plan is designed to maintain a competitive equity incentive program and provide adequate shares for future grants. The Board believes equity awards are an effective tool to align management and employee interests with those of shareholders, promote long-term value creation, and support the recruitment and retention of talent necessary to execute the Company's strategic objectives.

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Administration.    A committee comprising one or more members (the “Committee”) or, in the Board’s sole discretion, the Board administers the 2023 Plan. The Committee has authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, restricted stock, or restricted stock units. The Committee has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2023 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Committee made under the 2023 Plan are conclusive and bind all parties, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

Eligibility.    Participation is limited to employees, directors, as well as consultants who are selected by the Committee to receive an award. Eligible persons will receive awards under the 2023 Plan on the basis of furthering the purposes of the 2023 Plan, which are to (a) attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

Stock Options.    The Committee may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2023 Plan: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and non-statutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company.

Exercise Price.   The exercise price of an option shall not be less than the fair market value of the common stock at the time of grant. However, an option may be granted with an exercise price lower than the fair market value if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Internal Revenue Code of 1986. The Committee also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

Stock Awards; Restricted Stock.    The 2023 Plan provides for awards of shares of restricted common stock or an award of hypothetical common stock units. Generally, awards of restricted stock and restricted stock units are subject to the requirement that the shares be forfeited to the extent provided in the grant agreement. Recipients of an award of restricted stock shall generally have the rights and privileges of a shareholder as to such restricted stock, including the right to vote such restricted stock and the right to receive dividends; provided that, any dividends with respect to the restricted stock shall be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. Recipients of restricted stock units shall have no voting rights. To the extent provided in the award agreement, the holder of restricted stock units shall be entitled to be credited with dividend equivalent payments at the sole discretion of the Committee.

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General Provisions Applicable to All Awards.    ISOs will not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionholder only by the optionholder. NSOs may, in the sole discretion of the Committee, be transferable to a Permitted Transferee (as defined under the 2023 Plan), upon written approval by the Committee to the extent provided in the award agreement. Shares delivered under the 2023 Plan may consist of either authorized but unissued or treasury shares.

Change in Control.    In the event of a Change in Control (as defined under the 2023 Plan), the Committee may, but will not be obligated to accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any award, cancel awards and cause to be paid to the holders of vested awards the value of such awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any option with an option exercise price that equals or exceeds the price paid for a share of common stock in connection with the Change in Control, the Committee may cancel the option without the payment of consideration therefor, provide for the issuance of substitute awards or the assumption or replacement of such awards; or provide written notice to Participants that for a period of at least ten days prior to the Change in Control, such awards shall be exercisable, to the extent applicable, as to all shares of common stock subject thereto and upon the occurrence of the Change in Control, any awards not so exercised shall terminate and be of no further force and effect.

Amendment.    The Board at any time may amend or terminate the 2023 Plan, provided that, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws or regulations. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2023 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2023 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs.    In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

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NSOs.    In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Stock options awarded under the 2023 Plan are intended to be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly. However, neither the Company nor the Administrator, nor any person affiliated with or acting on behalf of the Company or the Administrator, will be liable to any participant or to the estate or beneficiary of any participant by reason of any acceleration of income, or any additional tax or interest penalties, resulting from the failure of an award to satisfy the requirements of Section 409A of the Code.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2023 Plan and, thus, have a personal interest in the approval of the 2023 Plan Amendment Proposal.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2023 Plan pursuant to the 2023 Plan Amendment Proposal, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our common stock is $2.85 per share based on the closing price of our common stock on November 10, 2026.

RECOMMENDATION OF THE BOARD FOR PROPOSAL 3

Our Board of Directors unanimously recommendS A VOTE FOR the 2023 plan amendment proposal

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EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers.

Name	Age	Position(s)

Dr. Steve N. Slilaty	74	President, Chief Executive Officer and Chairman

Mr. Camille Sebaaly	65	Chief Financial Officer

Michel Roy	59	Chief Commercial Officer

Biographical information regarding Dr. Slilaty and Mr. Sebaaly is provided under Proposal No. 1 above.

Mr. Michel Roy has been our chief commercial officer since January 2025. Mr. Roy has held various leadership roles in business development, licensing, sales and operations management. From July 2020 to November 2024, Mr. Roy founded and led the Canadian operations of Shilpa Medicare Ltd., a large multinational pharmaceutical company headquartered in Karnataka, India. From 2014 to June 2020, Mr. Roy was Vice President, Business Development and Sales for Intas Pharmaceuticals Ltd., a major pharmaceutical company having its head office in Ahmedabad (India) with a strong presence in over 85 countries. During his tenure at Intas, Mr. Roy was responsible for strategic planning, business development, sales, financial management, and regulatory affairs. At the beginning of his career, he worked as a consultant and had positions with various international Contract Research Organization companies. Mr. Roy received his Executive Master of Business Administration (EMBA) at John Molson School of Business in 2010 and his Master of Science (M.Sc.) at Université de Montréal in 1999. He also received a Bachelor of Commerce, Major in Economics, at Concordia University in 1990.

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EXECUTIVE COMPENSATION

The following table sets forth compensation information for services rendered by our executive officers in all capacities (except as directors) during the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Options ($)	Other ($)	Total ($)
Dr. Steve N. Slilaty	2024	411,587	800,000	*	–	–	1,211,587
Chief Executive Officer and Director	2025	465,953	–		–	–	465,953

Camille Sebaaly	2024	302,031	50,000		–	–	352,031
Chief Financial Officer and Director	2025	412,278	--		–	–	412,278

Dr. Abderrazzak Merzouki**	2024	241,625	45,000		–	–	286,625
Former Chief Operating Officer	2025	264,545	–		–	–	264,545

Mr. Michel Roy	2024	–	–		–	–	–
Chief Commercial Officer	2025	283,166	–		--	--	283,166

*	This amount was paid to Advanomics Corporation, a company controlled by Dr. Slilaty.
**	Dr. Merzouki resigned as chief operating officer on February 5, 2026.

Employment Agreements

On October 21, 2024, we entered into an amended employment agreement with Dr. Steve N. Slilaty, our Chief Executive Officer. Pursuant to the amended employment agreement, deemed effective January 1, 2024, Dr. Slilaty will continue to serve as our CEO, and will also serve as the chief executive officer of our wholly-owned subsidiary, Nora Pharma. Dr. Slilaty will receive an annual base salary of $386,000, which will increase annually in the amount of 5% or the change in the US Consumer Price Index, whichever is greater. Dr. Slilaty will also be entitled to an annual bonus in an amount to be determined by our board of directors. The agreement has an indefinite term. If the agreement is terminated by us “without cause”, or by Dr. Slilaty for “good reason” (each as defined in the agreement), Dr. Slilaty will be entitled to a severance payment of $14 million. In the event the employment agreement is terminated for other reasons, we will pay Dr. Slilaty $3 million.

On October 21, 2024, we entered into an employment agreement with Mr. Camille Sebaaly, our Chief Financial Officer. Pursuant to the employment agreement, deemed effective January 1, 2024, Mr. Sebaaly will continue to serve as our Chief Financial Officer and will also serve as Secretary of Nora Pharma. Mr. Sebaaly will receive an annual base salary of $411,000 CAD (approximately $287,700 USD), which will increase annually in the minimum amount of 5% or the change in the US Consumer Price Index, whichever is greater. Mr. Sebaaly will also be entitled to an annual bonus in an amount to be determined by our Board of Directors. The employment agreement has an indefinite term. If the employment agreement is terminated by us without cause, Mr. Sebaaly will be entitled to a severance payment of $2 million CAD (approximately $1.4 million USD).

On January 13, 2025, we appointed Mr. Michel Roy as our Chief Commercial Officer, and in connection therewith, entered into an employment agreement with Mr. Roy. Pursuant to the employment agreement, Mr. Roy will receive an initial annual base salary of $400,000 CAD (approximately $280,000 USD), which will increase annually by the greater of 5% or the increase in the US Consumer Price Index. In the event we terminate Mr. Roy’s employment without cause, Mr. Roy will receive a severance payment of $500,000 CAD (approximately $350,000 USD), plus the minimum notice of termination (or compensation in lieu thereof) to which he would be entitled under applicable law. The employment agreement has an indefinite term.

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Outstanding Equity Awards at 2025 Fiscal Year-End

We did not have any outstanding equity awards as of December 31, 2025.

Director Compensation

The following table sets forth compensation we paid to our directors for services as director during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards	All Other Compensation	Total ($)
Dr. Rabi Kiderchah	80,000	–	–	–	80,000
Mr. David Natan	80,000	–	–	–	80,000
Dr. Abderrazzak Merzouki	80,000	–	–	–	80,000
Dr. Andrew Keller	80,000	–	–	–	80,000
Dr. Steve N. Slilaty	80,000	–	–	–	80,000

Pay Versus Performance Information

The information in this section is provided pursuant to the SEC “pay versus performance” disclosure requirements set forth in Item 402(v) of SEC Regulation S-K, which requires companies to disclose certain information about the relationship between performance and the compensation of executive officers. The following table sets forth information concerning the compensation of our chief executive officer (CEO) who is also our principal executive officer (PEO) and the aggregate compensation of our other named executive officers (NEOs) for each of the fiscal years ending December 31, 2025, 2024 and 2023:

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(2)	Net Income
2025	$465,953	$465,953	$959,989	$959,989	$0	($5,975,352)
2024	$1,211,587	$1,211,587	$638,656	$638,656	$0	($5,134,116)
2023	$560,000	$560,000	$955,000	$955,000	$0	($4,506,044)

(1)	The PEO is Dr. Steve N. Slilaty, Chief Executive Officer, and the NEOs are Mr. Camille Sebaaly, Chief Financial Officer, Dr. Abderrazzak Merzouki, Chief Operating Officer, and Mr. Michel Roy, Chief Commercial Officer. Mr. Roy joined the Company as Chief Commercial Officer in January 2025. Dr. Merzouki resigned as Chief Operating Officer on February 5, 2026.
(2)	During the fiscal years ended December 31, 2025, 2024 and 2023, the Company completed three (3) reverse stock splits resulting in combined reduction in stock value of approximately 400,000-fold. The reverse stock splits were conducted in order for the Company to maintain its listing on Nasdaq.
(3)	The Compensation Actually Paid is identical to the Summary Compensation Table Total as all compensation was paid in cash with no equity component.

The Compensation Committee does not rely on any single financial metric when making compensation decisions. However, the Committee believes that increases in executive compensation should generally correspond to increases in the scale and performance of the Company's operations, including growth in revenue.

Because the Company's executive compensation program is comprised entirely of cash compensation and does not include equity awards, executive compensation is not directly affected by changes in the market price of the Company's common stock.

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Certain Relationships and Related Transactions

None.

2025 ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2025, is available on our website: http://sunshinebiopharma.com.

OTHER MATTERS

As of the date of this Proxy Statement the Board does not intend to present any matter for action at the 2026 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Meeting, or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

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STOCKHOLDER PROPOSALS FOR

THE 2027 ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2027 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Corporate Secretary, by June 25, 2027. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies. A stockholder who wishes to present a proposal at the Company’s 2027 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Corporate Secretary, no earlier than December 22, 2026, and no later than July 16, 2027.

Our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2027 Annual Meeting of Stockholders not later than the close of business on July 16, 2027, and not earlier than the close of business on December 22, 2026.

Each notice of a stockholder proposal must set forth:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

We will also furnish any stockholder a copy of our bylaws without charge upon written request to the Corporate Secretary.

By Order of the Board,

Dr. Steve N. Slilaty
Chairperson of the Board of Directors

November 12, 2026

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Appendix A

AMENDMENT NO. 1

TO

SUNSHINE BIOPHARMA INC. 2023 EQUITY INCENTIVE PLAN

(Adopted subject to shareholder approval on November 2, 2026, and approved by stockholders on December 29, 2026)

Section 4.1 is hereby amended and restated in its entirety to read as follows:

4.1 Subject to adjustment in accordance with Section 11, a total of 7,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

A-1